Exhibit 99.2

NEWS RELEASE

Date: June 24, 2025

Contact: Ty Abston

Phone: 888.572.9881

For Immediate Release

Guaranty Bank & Trust joining forces with Glacier Bancorp, Inc.

Guaranty Bancshares, Inc. (“GNTY”), the bank holding company for Guaranty Bank & Trust, N.A. (“Guaranty Bank & Trust”) announced today that it has entered into a definitive agreement to be acquired by Glacier Bancorp, Inc. (“Glacier”). Pending approval by GNTY’s shareholders and banking regulators and satisfaction of other closing conditions, Guaranty Bank & Trust will become the 18th bank in the Glacier family of banks, and the first in Texas. The acquisition is expected to close in the 4th quarter of 2025.

“Guaranty Bank & Trust has been a staple in the banking community of Texas for more than a century. We have a bank philosophy of investing in good people, empowering them to serve their customers and communities by making local decisions and being a vital part of their local markets. Our team has always exceeded expectations. The opportunity to join Glacier Bancorp, which is a family of community banks that collectively share our banking philosophy, culture and character, was a perfect opportunity to position Guaranty Bank & Trust for the future. We will continue to grow and invest in our communities and our customers will be dealing with the same familiar faces, led by the same management team, in each of our markets and with the move, our name will not change. We will continue to be Guaranty Bank & Trust. The same locations that serve you today will serve you tomorrow. This partnership gives Guaranty added strength, with the support of a larger balance sheet and the resources to invest in the latest technologies and products to serve our existing and future customers.” said Ty Abston, Chairman & CEO.

“We understand the importance of taking care of the places we call home,” said Randy Chesler, Glacier’s President and CEO. “Guaranty Bank & Trust will join our 17 other bank divisions headquartered in eight states across the West and Southwest, all served by local teams making decisions about how to best meet the needs of their customers and communities. We are excited to bring Glacier’s highly successful community banking model to the State of Texas with a partner who has spent the last century building such a strong foundation of trust.”

About Guaranty Bancshares, Inc.

Guaranty Bancshares, Inc. (NYSE: GNTY) is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 33 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of March 31, 2025, Guaranty Bancshares, Inc. had total assets of $3.2 billion, total loans of $2.1 billion and total deposits of $2.7 billion.

Visit www.gnty.com for more information.

About Glacier Bancorp, Inc.

Glacier Bancorp, Inc. (NYSE: GBCI) is the parent company for Glacier Bank and its 17 bank divisions serving eight states in the Western and Southwestern U.S. Glacier operates with a community banking model, giving local banks autonomy in their markets while providing the resources of a larger banking organization. Community banking is central to Glacier’s business model and value system. Glacier’s bank divisions include: Altabank (American Fork, UT), Bank of the San Juans (Durango, CO), Citizens Community Bank (Pocatello, ID), Collegiate Peaks Bank (Buena Vista, CO), First Bank of Montana (Lewistown, MT), First Bank of Wyoming (Powell, WY), First Community Bank Utah (Layton, UT), First Security Bank (Bozeman, MT), First Security Bank of Missoula (Missoula, MT), First State Bank (Wheatland, WY), Glacier Bank (Kalispell, MT), Heritage Bank of Nevada (Reno, NV), Mountain West Bank (Coeur d’Alene, ID), The Foothills Bank (Yuma, AZ), Valley Bank (Helena, MT), Western Security Bank (Billings, MT), and Wheatland Bank (Spokane, WA).

Visit Glacier’s website at www.glacierbancorp.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “anticipate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving Guaranty Bancshares, Inc. (“GNTY”) and Glacier Bancorp, Inc. (“GBCI”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the proposed merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GNTY and GBCI operate; uncertainties regarding the ability of Glacier Bank and Guaranty Bank & Trust, N.A. to promptly and effectively integrate their businesses, including into Glacier Bank’s existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. GNTY undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this communication. For more information, see the risk factors described in GNTY’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) from time to time.

No Offer or Solicitation

This communication is being filed in respect of the proposed merger transaction involving GNTY and GBCI. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed merger transaction, GBCI expects to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Preliminary Proxy Statement of GNTY and a Preliminary Prospectus of GBCI, as well as other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, GNTY will mail a Definitive Proxy Statement/Prospectus to its shareholders. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that GNTY or GBCI may file with the SEC and send to GNTY’s shareholders in connection with the proposed merger transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND ACCOMPANYING PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Free copies of the Registration Statement and Proxy Statement/Prospectus (when available), as well as other filings containing information about GNTY, GBCI and the proposed transaction, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain the documents filed with the SEC by GNTY, free of charge, in the “Investors” section of GNTY’s website, www.gnty.com, under the heading “Financial Information—SEC Filings” or by requesting them in writing or by telephone from GNTY at: Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, ATTN: Corporate Secretary; Telephone (888) 572-9881, and will be able to obtain the documents filed with the SEC by GBCI, free of charge, at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from GBCI at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706.

Participants in the Solicitation

GNTY and GBCI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of GNTY in connection with the proposed merger transaction. Information about the directors and executive officers of GNTY is set forth in the proxy statement for GNTY’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2025. Information about the directors and executive officers of GBCI is set forth in the proxy statement for GBCI’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 12, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.